Exhibit 99.1

Brian Smith

ESI

503-672-5760

smithb@esi.com

ESI Announces Third Quarter Fiscal 2011 Results

Revenues Grow 72% Year Over Year and 13% Sequentially

PORTLAND, Ore. – January 27, 2011 – Electro Scientific Industries, Inc. (NASDAQ:ESIO), a leading supplier of innovative laser-based manufacturing solutions for the microtechnology industry, today announced results for its fiscal 2011 third quarter ended January 1, 2011. Financial measures are provided on both a GAAP and non-GAAP basis, which excludes the impact of purchase accounting, equity compensation and non-recurring items.

Revenue in the third quarter was $67.2 million, compared to $59.6 million in the second quarter of 2011 and $39.0 million in the same quarter one year ago. On a GAAP basis, net income was $2.4 million or $0.08 per diluted share, compared to net loss of $0.6 million or $0.02 per share in the prior quarter. On a non-GAAP basis, excluding the impact of purchase accounting, equity compensation and non-recurring items, third quarter net income was $5.9 million or $0.21 per diluted share, compared to $2.9 million or $0.10 per diluted share in the second quarter.

“The company had a strong growth quarter, with sequential improvement in virtually all operating metrics, including higher revenues, gross margin, net income and cash flow,” stated Nick Konidaris, president and CEO of ESI. Sales for the first three quarters of fiscal 2011 were $185.2 million, up 107% from the first three quarters of last fiscal year.

Orders for the third quarter were $77.9 million, compared to $70.2 million in the prior quarter and up from $61.2 million in the prior year’s third quarter. Konidaris continued, “Order growth reflected record performance in our Interconnect and Micromachining group. Strong demand for follow-on 5900 applications and record flex orders offset a sequential decline in our Semiconductor group.” In addition, during the quarter the company received first orders for the model 9900 wafer dicing system and the model 3800 LED test system.

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141 | www.esi.com

ESI Announces Third Quarter Fiscal 2011 Results

Revenue increased 13% sequentially, with strong shipments of semiconductor, interconnect and micromachining systems. Gross margin improved to 45%, compared to 44% last quarter and 38% in the last year quarter.

Operating expenses rose sequentially driven by a $1.3 million legal settlement charge and a $0.8 million restructuring charge related to the transition of additional manufacturing activity to Asia. Excluding non-recurring items, stock compensation and purchase accounting, non-GAAP operating expenses were $23.4 million. Non-GAAP operating income was $7.2 million, or 11% of sales, up 89% from the prior quarter.

Balance Sheet and Cash Flow

At quarter end, cash and investments totaled $177.3 million. Cash flow from operations was $8.4 million for the quarter and $21.3 million for the first three quarters of the fiscal year.

Q4 2011 Outlook

Based on current business conditions, ESI expects revenues for the fourth quarter of fiscal 2011 to be around $70 million. Non-GAAP earnings per share are expected to be $0.20 to $0.24 excluding the impact of purchase accounting, equity compensation and non-recurring items.

Konidaris concluded, “The combination of new products, good execution and healthy markets resulted in a strong quarter for ESI. Looking forward, we will continue to execute our strategy to expand our addressable market by introducing breakthrough solutions in the semiconductor, LED and advanced micromachining markets.”

The company will hold a conference call today at 5:00 p.m. EDT. The session will include a review of the financial results, operational performance and business outlook, and also a question and answer period.

The conference call can be accessed by calling 888-419-5570 (domestic participants) or 617-896-9871 (international participants). The conference ID number is 87196414. A live audio webcast can be accessed at www.esi.com. Upon completion of the call, an audio replay will be accessible through February 6, 2010, at 888-286-8010 (domestic participants) or 617-801-6888 (international participants), passcode 26375991. The webcast will be available on ESI’s website for one year.

Discussion of Non-GAAP Financial Measures

In this press release, we have presented financial measures which have not been determined in accordance with generally accepted accounting principles (GAAP) and are therefore non-GAAP financial measures. Non-GAAP financial measures exclude the impact of purchase accounting, equity compensation, legal settlement, restructuring costs, and non-recurring items. We believe that this presentation of non-GAAP financial measures allows investors to better assess the company’s operating performance by comparing it to prior periods on a more consistent basis. We have included a reconciliation of various non-GAAP financial measures to those measures reported in accordance with GAAP. Because our calculation of non-GAAP financial measures may differ from similar measures used by other companies, investors should be careful when comparing our non-GAAP financial measures to those of other companies.

About ESI

ESI is a leading supplier of innovative laser-based manufacturing solutions for the microtechnology industry. Our systems enable precise structuring and testing of micron to submicron features in semiconductors, electronic devices, LEDs and other high-value components. We partner with our customers to make breakthrough technologies possible in the semiconductor, microelectronics and other emerging industries. Founded in 1944, ESI is headquartered in Portland, Ore, with global operations from the Pacific Northwest to the Pacific Rim. More information is available at www.esi.com.

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141 | www.esi.com

ESI Announces Third Quarter Fiscal 2011 Results

Forward-Looking Statements

This press release includes forward-looking statements about the markets we serve, revenue, new products and markets, and earnings per share. These forward-looking statements are based on information available to us on the date of this release and we assume no obligation to update these forward-looking statements for any reason. Actual results may differ materially from those in the forward-looking statements. Risks and uncertainties that may affect the forward-looking statements include: the risk that anticipated growth opportunities may be smaller than anticipated or may not be realized; risks related to the relative strength and volatility of the electronics industry - which is dependent on many factors including component prices, global economic strength and political stability, and overall demand for electronic devices (such as capacitors, semiconductor memory devices and advanced electronic packages) used in wireless telecommunications equipment, computers and consumer and automotive electronics; the health of the financial markets and availability of credit for end customers and related effect on the global economy; the volatility associated with the semiconductor industry which includes the relative level of capacity and demand, and financial strength of the manufacturers; the risk that customer orders may be canceled or delayed; the ability of the company to respond promptly to customer requirements; the risk that the company may not be able to ship products on the schedule required by customers, whether as a result of production delays, supply delays, or otherwise; the ability of the company to develop, manufacture and successfully deliver new products and enhancements; the risk that customer acceptance of new or customized products may be delayed; the risk that large orders and related revenues may not be repeated; the company’s need to continue investing in research and development; the company’s ability to hire and retain key employees; the company’s ability to create and sustain intellectual property protection around its products; risks related to the integration of the PyroPhotonics business; foreign currency fluctuations; the company’s ability to utilize recorded deferred tax assets; taxes, interest or penalties resulting from tax audits; changes in tax laws or the interpretation of such tax laws; and future liquidity and valuation of auction rate securities.

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141 | www.esi.com

ESI Announces Third Quarter Fiscal 2011 Results

Electro Scientific Industries, Inc.

Third Quarter Fiscal 2011 Results

(In thousands, except per share data)

(Unaudited)

	Fiscal quarter ended			Three fiscal quarters ended
Operating Results:	Jan 1, 2011	Oct 2, 2010	Jan 2, 2010	Jan 1, 2011	Jan 2, 2010
Net sales	$67,209	$59,554	$39,048	$185,234	$89,289

Cost of sales	37,182	33,553	24,231	107,733	59,085

Gross profit	30,027	26,001	14,817	77,501	30,204

Operating expenses:

Selling, service and administration	15,172	15,046	11,910	43,063	35,236

Research, development and engineering	10,210	10,217	8,793	30,638	23,689

Legal settlement costs	1,311	—	—	1,311	—

Restructuring costs	827	—	—	827	—

Merger termination proceeds, net	—	—	—	—	(4,516)

Net operating expenses	27,520	25,263	20,703	75,839	54,409

Operating income (loss)	2,507	738	(5,886)	1,662	(24,205)

Non-operating (expense) income:

Interest and other (expense) income, net	(39)	187	369	206	1,068

Total non-operating (expense) income	(39)	187	369	206	1,068

Income (loss) before income taxes	2,468	925	(5,517)	1,868	(23,137)

Provision for (benefit from) income taxes	117	1,536	(3,104)	(73)	(9,074)

Net income (loss)	$2,351	$(611)	$(2,413)	$1,941	$(14,063)

Net income (loss) per share - basic	$0.08	$(0.02)	$(0.09)	$0.07	$(0.51)

Net income (loss) per share - diluted	$0.08	$(0.02)	$(0.09)	$0.07	$(0.51)

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141

ESI Announces Third Quarter Fiscal 2011 Results

Electro Scientific Industries, Inc.

Third Quarter Fiscal 2011 Results

(Amounts in thousands)

(Unaudited)

Financial Position As Of:	Jan 1, 2011	Oct 2, 2010	Apr 03, 2010
Assets
Current assets:
Cash and cash equivalents	$47,061	$40,420	$39,335
Restricted cash	10,769	10,769	10,824
Short-term investments	104,949	118,628	116,140

Total cash, restricted cash and investments	162,779	169,817	166,299

Trade receivables, net	44,630	46,388	38,061
Inventories	70,180	73,064	72,090
Shipped systems pending acceptance	4,744	6,285	4,106
Deferred income taxes, net	7,931	7,499	7,232
Other current assets	8,593	8,350	8,677

Total current assets	298,857	311,403	296,465

Non-current assets:
Auction rate securities	6,211	5,215	5,021
Non-current investments	14,550	—	—
Property, plant and equipment, net	38,840	39,575	40,590
Non-current deferred income taxes, net	34,062	32,909	31,079
Goodwill	4,014	4,014	—
Acquired intangible assets, net	10,446	10,895	8,255
Other assets	14,050	13,340	13,008

Total assets	$421,030	$417,351	$394,418

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$16,057	$20,440	$14,607
Accrued liabilities	27,949	22,683	14,937
Deferred revenue	12,513	16,373	13,193

Total current liabilities	56,519	59,496	42,737

Non-current income taxes payable	9,706	9,260	9,019

Shareholders’ equity:
Preferred and common stock	150,433	147,785	142,369
Retained earnings	201,427	199,076	199,486
Accumulated other comprehensive income	2,945	1,734	807

Total shareholders’ equity	354,805	348,595	342,662

Total liabilities and shareholders’ equity	$421,030	$417,351	$394,418

End of period shares outstanding	28,184	28,072	27,665

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141

ESI Announces Third Quarter Fiscal 2011 Results

Electro Scientific Industries, Inc.

Analysis of Third Quarter Fiscal 2011 Results

(Dollars and shares in thousands)

(Unaudited)

	Fiscal quarter ended			Three fiscal quarters ended
	Jan 1, 2011	Oct 2, 2010	Jan 2, 2010	Jan 1, 2011	Jan 2, 2010
Sales detail:

Semiconductor Group	$29,674	$13,160	$9,906	$61,891	$22,880

Components Group	7,755	13,304	10,344	39,862	21,592

Interconnect Micromachining Group	29,780	33,090	18,798	83,481	44,817

Total	$67,209	$59,554	$39,048	$185,234	$89,289

Gross margin %	45%	44%	38%	42%	34%

Selling, service and administration expense %	23%	25%	31%	23%	39%

Research, development and engineering expense %	15%	17%	23%	17%	27%

Operating income (loss) %	4%	1%	(15%)	1%	(27%)

Effective tax rate %	5%	166%	56%	(4%)	39%

Average shares outstanding - basic	28,132	28,010	27,517	27,978	27,394

Average shares outstanding - diluted	28,667	28,010	27,517	28,458	27,394

End of period employees	638	627	573	638	573

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141

ESI Announces Third Quarter Fiscal 2011 Results

Electro Scientific Industries, Inc.

Third Quarter Fiscal 2011 Results

(In thousands, except per share data)

(Unaudited)

Reconciliation of GAAP to Non-GAAP Financial Measures:

	Fiscal quarter ended			Three fiscal quarters ended
	Jan 1, 2011	Oct 2, 2010	Jan 2, 2010	Jan 1, 2011	Jan 2, 2010
Gross profit per GAAP	$30,027	$26,001	$14,817	$77,501	$30,204
Add back:
Purchase accounting included in cost of sales	289	289	288	867	866
Equity compensation included in cost of sales	252	294	252	828	817

Total non-GAAP adjustments to gross profit	541	583	540	1,695	1,683

Non-GAAP gross profit	$30,568	$26,584	$15,357	$79,196	$31,887

Non-GAAP gross margin	45.5%	44.6%	39.3%	42.8%	35.7%

Operating expenses per GAAP	$27,520	$25,263	$20,703	$75,839	$54,409
Less:
Purchase accounting included in operating expenses:
Selling, service and administration	135	139	190	463	831
Research, development and engineering	36	36	36	108	98

Subtotal - purchase accounting included in operating expenses	171	175	226	571	929

Equity compensation included in operating expenses:
Selling, service and administration	1,414	1,638	1,030	5,276	4,268
Research, development and engineering	420	399	370	1,196	1,021

Subtotal - equity compensation included in operating expenses	1,834	2,037	1,400	6,472	5,289

Acquisition costs (settlement proceeds) included in operating expenses:
Selling, service and administration	17	280	—	(592)	—

Subtotal - acquisition costs (settlement proceeds) included in operating expenses	17	280	—	(592)	—

Other non-recurring items included in operating expenses:
Legal settlement costs	1,311	—	—	1,311	—
Restructuring costs	827	—	—	827	—
Merger termination proceeds, net	—	—	—	—	(4,516)

Subtotal - other non-recurring items included in operating expenses	2,138	—	—	2,138	(4,516)

Total non-GAAP adjustments to operating expenses	4,160	2,492	1,626	8,589	1,702

Non-GAAP operating expenses	$23,360	$22,771	$19,077	$67,250	$52,707

Operating income (loss) per GAAP	$2,507	$738	$(5,886)	$1,662	$(24,205)
Non-GAAP adjustments to gross profit	541	583	540	1,695	1,683
Non-GAAP adjustments to operating expenses	4,160	2,492	1,626	8,589	1,702

Non-GAAP operating income (loss)	$7,208	$3,813	$(3,720)	$11,946	$(20,820)

Non-operating (expense) income, net per GAAP	$(39)	$187	$369	$206	$1,068

Non-GAAP non-operating (expense) income	$(39)	$187	$369	$206	$1,068

Net income (loss) per GAAP	$2,351	$(611)	$(2,413)	$1,941	$(14,063)
Non-GAAP adjustments to gross profit	541	583	540	1,695	1,683
Non-GAAP adjustments to operating expenses	4,160	2,492	1,626	8,589	1,702
Income tax effect of non-GAAP adjustments	(1,148)	394	(641)	(2,695)	(264)

Non-GAAP net income (loss)	$5,904	$2,858	$(888)	$9,530	$(10,942)

Basic Non-GAAP net income (loss) per share	$0.21	$0.10	$(0.03)	$0.34	$(0.40)

Diluted Non-GAAP net income (loss) per share	$0.21	$0.10	$(0.03)	$0.33	$(0.40)

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141

ESI Announces Third Quarter Fiscal 2011 Results

Electro Scientific Industries, Inc.

Third Quarter Fiscal 2011 Results

(Amounts in thousands)

(Unaudited)

Consolidated Condensed Statements of Cash Flows:

	Fiscal quarter ended			Three fiscal quarters ended
	Jan 1, 2011	Oct 2, 2010	Jan 2, 2010	Jan 1, 2011	Jan 2, 2010
Net income (loss)	$2,351	$(611)	$(2,413)	$1,941	$(14,063)
Non-cash adjustments and changes in operating activities	6,007	(1,266)	3,337	19,309	12,898

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	8,358	(1,877)	924	21,250	(1,165)

NET CASH USED IN INVESTING ACTIVITIES	(2,335)	(12,920)	(33,964)	(15,453)	(101,158)

NET CASH PROVIDED BY FINANCING ACTIVITIES	562	150	433	781	317

Effect of exchange rate changes on cash	56	842	(42)	1,148	1,110

NET CHANGE IN CASH AND CASH EQUIVALENTS	6,641	(13,805)	(32,649)	7,726	(100,896)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	40,420	54,225	85,291	39,335	153,538

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$47,061	$40,420	$52,642	$47,061	$52,642

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141